EXHIBIT 99(A)

KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: March 28, 2005

(i)	Amount of principal being paid or distributed in respect of the Class I-A-1 Notes:		$0.00
	( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

(ii)	Amount of principal being paid or distributed in respect of the Class I-A-2 Notes:		$8,946,828.38
	($0.00003704691 per $1,000 original principal amount of Class II-A-2 Notes)

(iii)	Amount of principal being paid or distributed in respect of the Class I-B Notes:		$0.00
	($0.00000000000 per $1,000 original principal amount of Class I-B Notes)

(iv)	Amount of principal being paid or distributed in respect of the Class II-A-1 Notes:		$0.00
	($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

(v)	Amount of principal being paid or distributed in respect of the Class II-A-2 Notes:		$8,285,542.67
	($0.00002167855 per $1,000 original principal amount of Class II-A-2 Notes)

(vi)	Amount of interest being paid or distributed in respect of the Class I-A-1 Notes:		$0.00
	($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

(vii)	Amount of interest being paid or distributed in respect of the Class I-A-2 Notes:		$1,105,175.45
	($0.00000457630 per $1,000 original principal amount of Class I-A-2 Notes)

(viii)	Amount of interest being paid or distributed in respect of the Class I-B Notes:		$82,245.99
	($0.00000783295 per $1,000 original principal amount of Class I-B Notes)

(ix)	Amount of interest being paid or distributed in respect of the Class II-A-1 Notes:		$0.00
	($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

(x)	Amount of interest being paid or distributed in respect of the Class II-A-2 Notes:		$2,348,317.89
	($0.00000614421 per $1,000 original principal amount of Class II-A-2 Notes)

(xi)	Amount of Noteholders’ Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
	(1) Distributed to Class I-A-1 Noteholders:	$0.00
	($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
	(2) Distributed to Class I-A-2 Noteholders:	$0.00
	($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
	(3) Distributed to Class I-B Noteholders:	$0.00
	($0.00000000000 per $1,000 original principal amount of Class I-B Notes)
	(4) Distributed to Class II-A-1 Noteholders:	$0.00
	($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
	(5) Distributed to Class II-A-2 Noteholders:	$0.00
	($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
	(6) Balance on Class I-A-1 Notes:	$0.00
	($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: March 28, 2005

	(7)		Balance on Class I-A-2 Notes: $0.00
($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
	(8)		Balance on Class I-B Notes: $0.00
($0.00000000000 per $1,000 original principal amount of Class I-B Notes)
	(9)		Balance on Class II-A-1 Notes: $0.00
($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
	(10)		Balance on Class II-A-2 Notes: $0.00
($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

(xii)	(X	)	Payments made under the Group I Cap Agreement on such date:
( $0.00 with respect to the Class I-A-1 Notes,
$0.00 with respect to Class I-A-2 Notes, and
$0.00 with respect to Class I-B Notes), and
	(Y	)	payments made under the Group II Cap Agreement on such date:
( $0.00 with respect to Class II-A-1 Notes and
$0.00 with respect to the Class II-A-2 Notes); and
the total outstanding amount owed to the Cap Provider:
$0.00 with respect to the Group I Cap Agreement and
$0.00 with respect to the Group II Cap Agreement.

(xiii)	(X	)	Group I Pool Balance at the end of the related Collection Period: $163,558,643.52 and
	(Y	)	Group II Pool Balance at the end of the related Collection Period: $321,294,902.92

(xiv)	After giving effect to distributions on this Distribution Date:
	(a	)	(1) outstanding principal amount of Class I-A-1 Notes: $0.00
(2) Pool Factor for the Class I-A-1 Notes:
	(b	)	(1) outstanding principal amount of Class I-A-2 Notes: $153,058,643.52
(2) Pool Factor for the Class I-A-2 Notes: 0.633783200
	(c	)	(1) outstanding principal amount of Class I-B Notes: $10,500,000.00
(2) Pool Factor for the Class I-B Notes: 1.000000000
	(d	)	(1) outstanding principal amount of Class II-A-1 Notes: $0.00
(2) Pool Factor for the Class II-A-1 Notes:
	(e	)	(1) outstanding principal amount of Class II-A-2 Notes: $321,294,902.92
(2) Pool Factor for the Class II-A-2 Notes: 0.840646000

(xv)	Note Interest Rate for the Notes:
	(a	)	In general:
(1) Three-Month LIBOR
for the period from the previous Distribution Date to this Distribution Date was 2.54875%
(2) the Student Loan Rate was for Group I: 4.59251% and Group II: 4.31071%

KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: March 28, 2005

(b) Note Interest Rate for the Class I-A-1 Notes:	2.61875% based on Index-based Rate
(c) Note Interest Rate for the Class I-A-2 Notes:	2.69875% based on Index-based Rate
(d) Note Interest Rate for the Class I-B Notes:	3.09875% based on Index-based Rate
(e) Note Interest Rate for the Class II-A-1 Notes:	2.69875% based on Index-based Rate
(f) Note Interest Rate for the Class II-A-2 Notes:	2.81875% based on Index-based Rate

(xvi)	Amount of Master Servicing Fee for related Collection Period:
$208,123.12 with respect to the Group I Student Loans and
$404,652.77 with respect to the Group II Student Loans
($0.00000212371 per $1,000 original principal amount of Class I-A-1 Notes,
$0.00000086179 per $1,000 original principal balance of Class I-A-2 Notes
$0.00001982125 per $1,000 original principal balance of Class I-B Notes,
$0.00000596833 per $1,000 original principal balance of Class II-A-1 Notes and
$0.00000105875 per $1,000 original principal balance of Class II-A-2 Notes);

(xvii)	Amount of Administration Fee for related Collection Period:
$1,012.01 with respect to the Group I Notes and
$1,987.99 with respect to the Group II Notes
($0.00000001033 per $1,000 original principal amount of Class I-A-1 Notes,
$0.00000000419 per $1,000 original principal balance of Class I-A-2 Notes
$0.00000009638 per $1,000 original principal balance of Class I-B Notes,
$0.00000002932 per $1,000 original principal balance of Class II-A-1 Notes and
$0.00000000520 per $1,000 original principal balance of Class II-A-2 Notes);

(xviii)	(a) Aggregate amount of Realized Losses (if any) for the related Collection Period:
$0.00 with respect to the Group I Student Loans
$0.00 with respect to the Group II Student Loans
(b) Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection
Period:
with respect to the Group I Student Loans

	# of Loans	$ Amount
30-60 Days Delinquent	256	$5,671,312
61-90 Days Delinquent	151	$2,442,161
91-120 Days Delinquent	55	$972,262
More than 120 Days Delinquent	180	$3,701,651
Claims in Process	56	$447,491
and with respect to the Group II Student Loans.
	# of Loans	$ Amount
30-60 Days Delinquent	567	$6,318,351
61-90 Days Delinquent	260	$2,742,821
91-120 Days Delinquent	129	$1,342,253
More than 120 Days Delinquent	80	$1,025,408
Claims in Process	63	$893,385

KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: March 28, 2005

(xix)	Amount of the Insurer Premium paid to the Securities Insurer on such Distribution Date $103,000.00

(xx)	Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance Policy: $0.00

(xxi)	Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Group II Notes Guaranty Insurance Policy $0.00

(xxii)	(A) with respect to the Group I Interest Rate Swap:
the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date: $3,991.00 ;
the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date: $0.00 ;
the Trust Swap Receipt Amount paid to the Trust on such Distribution Date: $0.00 ;
the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date: $0.00 ;
and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
$0.00 ; and

(B) with respect to the Group II Interest Rate Swap:
the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date: $1,705.35 ;
the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date: $0.00 ;
the Trust Swap Receipt Amount paid to the Trust on such Distribution Date: $0.00 ;
the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date: $0.00 ;
and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
$0.00

(xxiii)	the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date: $0.00 ;
the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date: $0.00 ;
Class I-B Cap Payment paid to the Cap Provider on such Distribution Date: $0.00 ;
Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date $0.00 ; and
Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date: $0.00 .